      SUPPLEMENT DATED APRIL 28, 2014 TO YOUR PROSPECTUS DATED MAY 1, 2013

REORGANIZATION

At a meeting held on February 5, 2014, the Board of Directors of Hartford Series Fund, Inc. approved an Agreement and Plan of Reorganization that provides for the reorganization of Hartford Global Research HLS Fund into the Hartford Global Growth HLS Fund. Further, the Board of Directors of each of the Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. approved an Agreement and Plan of Reorganization that provides for the reorganization of the Hartford Growth HLS Fund into the Hartford Growth Opportunities HLS Fund. The reorganizations of both Funds do not require shareholder approval. The expected Reorganization date is on or about June 23, 2014.

                MERGING FUND                                  ACQUIRING FUND
--------------------------------------------------------------------------------------------
          Hartford Growth HLS Fund                Hartford Growth Opportunities HLS Fund
      Hartford Global Research HLS Fund               Hartford Global Growth HLS Fund

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on or about June 19, 2014. As a result of the reorganization, if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about June 20, 2014, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about June 20, 2014, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

Effective as of the close of business on or about June 20, 2014, all references and information contained in the prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV 7552